SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 23, 1999

                         Crompton & Knowles Corporation
             (Exact Name of Registrant as Specified in its Charter)



  Massachusetts                        1-4663                       04-1218720
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                       Number)


          One Station Place, Metro Center, Stamford, Connecticut 06902
               (Address of principal executive offices) (zip code)

                                 (203) 353-5400
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         Crompton & Knowles Corporation, a Massachusetts corporation, and Witco Corporation, a Delaware corporation, commenced a series of joint presentations for shareholders on August 23, 1999. The presentations relate to the planned merger of the two companies. A copy of the presentation is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

(a)       Financial statements of businesses

           -  Not Applicable

(b)       Pro forma financial information.

           -  Not Applicable

(c)       Exhibits.

          99.1     Shareholder Presentation dated August 23, 1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 CROMPTON & KNOWLES CORPORATION


                                                 By:        /s/ John T. Ferguson
                                                 Name:      John T. Ferguson II
                                                 Title:     Secretary

Date:  August 24, 1999

EXHIBIT INDEX

99.1              Shareholder Presentation dated August 23, 1999.